Exhibit 10.3.4

                                                                       EXECUTION

                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT
                                   AND CONSENT

      THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT AND CONSENT (this "AMENDMENT"), dated as of October 31, 2005, among ATLAS AIR, INC., a Delaware corporation ("ATLAS AIR"), POLAR AIR CARGO, INC., a California corporation ("POLAR", and together with Atlas Air, each individually, a "BORROWER" and collectively, "BORROWERS"), ATLAS AIR WORLDWIDE HOLDINGS, INC., a Delaware corporation ("ATLAS HOLDINGS"), and AIRLINE ACQUISITION CORP I, a Delaware corporation (together with Atlas Holdings, each individually, a "GUARANTOR" and collectively, "GUARANTORS"), WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation, a national banking association, in its capacity as agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, "AGENT"), and the parties to the Loan Agreement as lenders (each individually a "LENDER" and collectively, "LENDERS"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement referred to below are used herein as therein defined.

                              W I T N E S S E T H :

      WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated November 30, 2004, by and among Agent, Lenders, Borrowers and Guarantors as amended (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "LOAN AGREEMENT", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the "FINANCING AGREEMENTS");

      WHEREAS, in connection with the Loan Agreement, (i) Polar executed and delivered to the Agent that certain Aircraft Engines Security Agreement dated as of November 30, 2004 (the "POLAR ENGINES SECURITY AGREEMENT"), (ii) Polar executed and delivered to the Agent that certain Aircraft Spare Parts Security Agreement dated as of November 30, 2004 (the "POLAR PARTS SECURITY AGREEMENT"),
(iii) Polar executed and delivered to the Agent that certain Aircraft Security Agreement dated as of November 30, 2004 (the "POLAR AIRCRAFT SECURITY AGREEMENT"), (iv) Atlas executed and delivered to the Agent that certain Aircraft Engines Security Agreement dated as of June 27, 2005 (the "ATLAS ENGINES SECURITY AGREEMENT") and (v) Atlas executed and delivered to the Agent that certain Aircraft Spare Parts Security Agreement dated as of November 30, 2004 (the "ATLAS PARTS SECURITY AGREEMENT" and, together with the Polar Parts Security Agreement, the "PARTS SECURITY AGREEMENTS");

      WHEREAS, Borrowers have informed Agent that Borrowers intend to sell or otherwise dispose of certain Spare Parts, which Spare Parts are listed on
SCHEDULE I hereto (the "RELEASED

SPARE PARTS"), pursuant to and in accordance with the terms of Section 9.7(b)(ix) of the Loan Agreement;

      WHEREAS, Borrowers have requested that eight Pratt & Whitney JT9D aircraft engines bearing manufacturer's serial numbers 702193, 662320, 662503, 662991, 685903, 662473, 688856 and 689166 (collectively, the "POLAR ENGINES") be released from the Polar Engines Security Agreement;

      WHEREAS, Borrowers have requested that one (1) Boeing 747-283B aircraft bearing manufacturer's serial number 21575 and FAA Registration No. N921FT, and four (4) Pratt & Whitney model JT9D-70A engines bearing manufacturer's serial numbers 689169, 689167, 689185 and 689184 (collectively, the "POLAR AIRCRAFT") be released from the Polar Aircraft Security Agreement;

      WHEREAS, Borrowers have requested that four General Electric CF6-50E2 aircraft engines bearing manufacturer's serial numbers 517475, 517192, 517598 and 530349 (the "ATLAS ENGINES") be released from the Atlas Engines Security Agreement;

      WHEREAS, Borrowers have requested that the Agent and the Lenders (i) consent to the sale or other disposition of the Polar Aircraft, (ii) consent to the use of the Polar Engines and the Atlas Engines for spare parts or the sale or other disposition of any such engines from time to time (collectively, the "PROPOSED TRANSACTIONS"), (iii) consent to the release of its security interests and liens in and to the Polar Aircraft, Polar Engines, Atlas Engines and the Released Spare Parts (collectively, the "RELEASED ASSETS"), and (iv) make certain other amendments to the Loan Agreement, and Agent and Lenders are willing to provide such consents and make such amendments, subject to the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      A. AMENDMENTS TO LOAN AGREEMENT.

            1. BORROWING BASE. Section 1.24 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "1.24 'Borrowing Base' shall mean, at any time, the amount equal to:

                        (a)   the sum  of:

                              (i) eighty-five (85%) percent of Eligible Domestic Accounts, PLUS

                              (ii) the lesser of (A) the sum of (1) seventy-five (75%) percent of Eligible Preferred Foreign Accounts, PLUS (2) the lesser of (x) twenty-five (25%) percent of all other Eligible Foreign Accounts or (y) $5,000,000, or (B) $20,000,000,
                              MINUS


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

                        (b)   Reserves."

            2. MAXIMUM  CREDIT.  Section  1.123 of the Loan  Agreement is hereby
amended  by  deleting  the  text   "$60,000,000"   therefrom  and   substituting
"$50,000,000" in lieu thereof.

            3. ENGINES, SPARE PARTS AND INVENTORY COVENANTS. Section 7.3(j) of the Loan Agreement is hereby amended by deleting the text "$50,000,000" therefrom and substituting "$30,000,000" in lieu thereof.

      B. AMENDMENT TO THE ATLAS PARTS SECURITY AGREEMENT.  Section 4.2(b) of the
Atlas  Parts  Security   Agreement  is  hereby  amended  by  deleting  the  text
"$50,000,000" therefrom and substituting "$30,000,000" in lieu thereof.

      C. AMENDMENT TO THE POLAR PARTS SECURITY AGREEMENT.  Section 4.2(b) of the
Polar  Parts  Security   Agreement  is  hereby  amended  by  deleting  the  text
"$50,000,000" therefrom and substituting "$30,000,000" in lieu thereof.

      D. RELEASES.

            1. Effective upon the satisfaction of the conditions precedent set forth in SECTION G hereof, Agent hereby releases and terminates its security interests in and liens upon the Released Assets; PROVIDED, THAT, nothing contained herein or otherwise shall be deemed a release or termination by Agent of any security interests in and liens upon any assets of any Borrower or Guarantor other than the Released Assets, all of which shall continue in full force and effect.

            2. Concurrently with the delivery of this Amendment, Agent, as Secured Party, shall duly execute and deliver that certain FAA Partial Release in the form attached hereto as EXHIBIT A (the "POLAR ENGINES RELEASE"), which shall have the effect of releasing the Polar Engines from the security interest and lien of the Polar Engines Security Agreement.

            3. Concurrently with the delivery of this Amendment, Agent, as Secured Party, shall duly execute and deliver that certain FAA Release in the form attached hereto as EXHIBIT B (the "POLAR AIRCRAFT RELEASE"), which shall have the effect of releasing the Polar Aircraft from the security interest and lien of the Polar Aircraft Security Agreement.

            4. Concurrently with the delivery of this Amendment, Agent, as Secured Party, shall duly execute and deliver that certain FAA Partial Release in the form attached hereto as EXHIBIT C (the "ATLAS ENGINES RELEASE"), which shall have the effect of releasing the Atlas Engines from the security interest and lien of the Atlas Engines Security Agreement.

            5. The Polar Engines Release, the Polar Aircraft Release and the Atlas Engines Release are collectively referred to herein as the "RELEASES."

            6. The parties hereto agree, at Borrowers' expense, to execute and deliver such further releases, financing statements, documents, agreements or other instruments as may reasonably be required to more fully evidence the Releases, the release of any lien on the Released Assets and the Proposed Transactions.

      E. CONSENT. Subject to the terms and conditions contained herein, notwithstanding anything to the contrary contained in the Loan Agreement or any of the Financing Agreements, and in accordance with Section 11.3 of the Loan Agreement, the Agent and the Lenders hereby consent to the Proposed Transactions, it being understood that the Proposed Transactions shall not be deemed to have been made pursuant to Section 9.7(b)(ix) and/or Section 9.7(b)(x) of the Loan Agreement.

      F. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Financing Agreements, each of Borrowers and Guarantors, jointly and severally, hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

            1. This Amendment has been duly authorized, executed and delivered by all necessary corporate action on the part of each Borrower and Guarantor which is a party hereto, and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms.

            2. All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended or modified as contemplated hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

            3. After giving effect to the consents set forth in SECTION E above, no Default or Event of Default shall exist or have occurred and be continuing on the date hereof.

            4. All necessary actions and proceedings required by the Financing Agreements in connection with this Amendment, applicable law or regulation and the transactions contemplated thereby have been duly and validly taken in accordance with the terms thereof, and all required consents thereto under any agreement, document or instrument to which Borrowers and Guarantors are a party, and all applicable consents or approvals of governmental authorities, have been obtained.

      G. CONDITIONS PRECEDENT. This Amendment shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

            1. Agent shall have received, as of the date hereof, this Amendment, duly authorized, executed, and delivered by the parties hereto.

            2. After giving effect to the consents set forth in SECTION E above, no Default or Event of Default shall exist or have occurred and be continuing on the date hereof.

      H. EFFECT OF THIS AMENDMENT. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto and except for the agreements expressly contained herein, no other changes or modifications or waivers to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

      I. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York).

      J. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      K. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telecopier shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

      L. FURTHER ASSURANCES. The parties hereto agree to promptly take such action, upon the reasonable request of the Agent or the Lenders as is reasonably necessary to carry out the intent of this Amendment.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                           SIGNATURE PAGES TO FOLLOW.


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT:                                         BORROWERS:

WACHOVIA BANK, NATIONAL                        ATLAS AIR, INC.
ASSOCIATION,
as successor by merger to Congress Financial   By: /s/ Dorinda Pannozzo
Corporation, as Agent                              -----------------------------
                                                      DORINDA PANNOZZO
By: /s/ Dave Luce                                     STAFF VICE PRESIDENT
    -------------------------------            Title: ASSISTANT TREASURER
Title: VICE PRESIDENT                                 --------------------------
       ----------------------------
                                               POLAR AIR CARGO, INC.
LENDERS:
                                               By: /s/ William C. Bradley
WACHOVIA BANK, NATIONAL                            -----------------------------
ASSOCIATION,                                   Title: Vice President & Treasurer
as successor by merger to Congress Financial          --------------------------
Corporation
                                               GUARANTORS:
By: /s/ Dave Luce
    -------------------------------            ATLAS AIR WORLDWIDE
Title: VICE PRESIDENT                          HOLDINGS, INC.
       ----------------------------
                                               By: /s/ Michael L. Barna
                                                   -----------------------------
                                               Title: Senior Vice President
                                                      Chief Financial Officer
                                                      --------------------------


                                               AIRLINE ACQUISITION CORP I

                                               By: /s/ William C. Bradley
                                                   -----------------------------
                                               Title: Vice President & Treasurer
                                                      --------------------------